MASTER REVOLVING NOTE

$65,000,000                                    New York, New York
						   April 16, 1996


	  FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Third Amended and Restated Credit Agreement, dated as of April 16, 1996, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement) the principal amount of (a) SIXTY-FIVE MILLION DOLLARS ($65,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans not evidenced by Monthly Revolving Term Notes, all in accordance with the Loan Agreement.

	  Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

	  In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

	  All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806,
Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

	  The date and amount of each Revolving Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and a Monthly Revolving Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Revolving Loans hereunder.

	  This Note is a continuation, extension and replacement of the Master Revolving Note, dated August 17, 1995, made by Borrower in favor of Lender in the aggregate principal amount of $25,000,000.

	  All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

	  This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

	  Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

THE STATE OF NEW YORK.

				   ENCORE COMPUTER CORPORATION



				   By:
				      Title:



FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.


NB96580.1





















			 SCHEDULE OF LOANS


      Date of              Principal           Prepayment           Outstanding
       Loan                Amount of          of Principal            Balance
			     Loan




NB96580.1













































		    MONTHLY REVOLVING TERM NOTE
			    April, 1996

$26,600,000                                    New York, New York
						   April 16, 1996


	  FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Third Amended and Restated Credit Agreement, dated as of April 16, 1996, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of TWENTY SIX MILLION AND SIX HUNDRED THOUSAND DOLLARS ($26,600,000), all in accordance with the Loan Agreement.

	  Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

	  In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

	  All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806,
Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

	  The date and amount of each Revolving Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Revolving Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Revolving Loans hereunder.

	  All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

	  This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security


Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

	  Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

				   ENCORE COMPUTER CORPORATION



				   By:
				   Title:



FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.


NB96580.1




























			 SCHEDULE OF LOANS


      Date of             Principal            Prepayment           Outstanding
       Loan               Amount of           of Principal            Balance
			    Loan


NB96580.1










































NB96580.1